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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  FORM 8-K/A-1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 19, 2002
                                                           -------------


                                 ORTHOVITA, INC.
                     ---------------------------------------
                 (Exact Name of Registrant Specified in Charter)

   Pennsylvania                     0-24517                   23-2694857
------------------           -------------------            -------------
 (State or Other              (Commission File            (I.R.S. Employer
 Jurisdiction of                   Number)               Identification No.)
  Incorporation)



            45 Great Valley Parkway
             Malvern, Pennsylvania                                 19355
------------------------------------------------------       ----------------
     (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code: (610) 640-1775
                                                    ---------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

This Amendment No. 1 is filed in order to correct the first page of Exhibit 10.1 and page 20 of Exhibit 10.4 listed in Item 7.

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Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

          Exhibits

          10.1 Series A 6% Adjustable Cumulative Convertible Voting Preferred Stock and Warrant Purchase Agreement dated July 19, 2002 among Orthovita, Inc., OrbiMed Associates LLC and the other purchasers named therein (1)

          10.2 Statement of Designations of Series A 6% Adjustable Cumulative Convertible Voting Preferred Stock (2)

          10.3 Investor Rights Agreement dated July 19, 2002 among Orthovita, Inc., OrbiMed Associates and the other parties named therein (2)

          10.4 Form of Warrant issuable to the Purchasers of Series A 6% Adjustable Cumulative Convertible Voting Preferred Stock (1)

          10.5     Form of Warrant issuable to the Placement Agent (2)

          99.1     Press release issued July 22, 2002 (2)


(1)  Filed herewith.
(2)  Previously filed.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ORTHOVITA, INC.


                                            By: /s/ Joseph M. Paiva
                                                -------------------
                                                Joseph M. Paiva
                                                Chief Financial Officer


Dated: July 30, 2002

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                                  EXHIBIT INDEX

Exhibit
Number        Description

10.1 Series A 6% Adjustable Cumulative Convertible Voting Preferred Stock and Warrant Purchase Agreement dated July 19, 2002 among Orthovita, Inc., OrbiMed Associates LLC and the other purchasers named therein


10.4 Form of Warrant issuable to the Purchasers of Series A 6% Adjustable Cumulative Convertible Voting Preferred Stock


                                       3